EXHIBIT 10.8

                      INVESTMENT MANAGEMENT TRUST AGREEMENT


     This Agreement is made as of February 18, 2005 by and between Coastal Bancshares Acquisition Corp. (the "Company") and Continental Stock Transfer & Trust Company ("Trustee").

     WHEREAS, the Company's Registration Statement on Form S-1, No. 333-118294 ("Registration Statement"), for its initial public offering of securities ("IPO") has been declared effective as of the date hereof by the Securities and Exchange Commission ("Effective Date"); and

     WHEREAS,   I-Bankers  Securities   Incorporated  and  Newbridge  Securities
Corporation   (collectively,   the   "Representatives")   are   acting   as  the
representatives of the underwriters in the IPO; and

     WHEREAS, as described in the Company's Registration Statement, and in accordance with the Company's Certificate of Incorporation, $24,768,000 of the gross proceeds of the IPO ($28,483,200 if the underwriters' over-allotment option is exercised in full) will be delivered to the Trustee to be deposited and held in a trust account for the benefit of the Company and the holders of the Company's common stock, par value $.01 per share, issued in the IPO and in the event the Units are registered in Colorado, pursuant to Section 11-51-302(6) of the Colorado Revised Statutes (the amount to be delivered to the Trustee will be referred to herein as the "Property"; the stockholders for whose benefit the Trustee shall hold the Property will be referred to as the "Public Stockholders," and the Public Stockholders and the Company will be referred to together as the "Beneficiaries"); and

     WHEREAS, the Company and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property;

     IT IS AGREED:

1. Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

     (a) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement, including the terms of Section 11-51-302(6) of the Colorado Statute in a segregated trust account ("Trust Account") established by the Trustee at a branch of JPMorgan Chase NY Bank selected by the Trustee;

     (b) Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

     (c) In a timely manner, upon the instruction of the Company, to invest and reinvest the Property in any "Government Security." As used herein, Government

Security means any Treasury Bill issued by the United States, having a maturity of one hundred and eighty days or less;

     (d) Collect and receive, when due, all principal and income arising from the Property, which shall become part of the "Property," as such term is used herein;

     (e) Notify the Company of all communications received by it with respect to any Property requiring action by the Company;

     (f) Supply any necessary information or documents as may be requested by the Company in connection with the Company's preparation of the tax returns for the Trust Account;

     (g) Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

     (h) Render to the Company and to the Representatives, and to such other person as the Company may instruct, monthly written statements of the activities of and amounts in the Trust Account reflecting all receipts and disbursements of the Trust Account; and

     (i) Commence liquidation of the Trust Account only after receipt of and only in accordance with the terms of a letter ("Termination Letter"), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President or Chairman of the Board and Secretary, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein.

2. Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

     (a) Give all instructions to the Trustee hereunder in writing, signed by the Company's President or Chairman of the Board. In addition, except with respect to its duties under paragraph 1(i) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it in good faith believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

     (b) Hold the Trustee harmless and indemnify the Trustee from and against, any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Trustee in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property, except for expenses and losses resulting from the Trustee's gross negligence or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this paragraph, it shall notify the Company in writing of such claim (hereinafter referred to as the "Indemnified Claim"). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel; and

     (c) Pay the Trustee an initial acceptance fee of $1,000 and an annual fee of $3,000 (it being expressly understood that the Property shall not be used to pay such fee). The Company shall pay the Trustee the initial acceptance fee and first year's fee at the consummation of the IPO and thereafter on the anniversary of the Effective Date. The Trustee shall refund to the Company the fee (on a pro rata basis) with respect to any period after the liquidation of the Trust Fund. The Trustee shall also be entitled to reimbursement from the Company for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors' and agents' fees and disbursements and all taxes or other governmental charges. The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(c) and as may be provided in paragraph 2(b) hereof (it being expressly understood that the Property shall not be used to make any payments to the Trustee under such paragraph).

3. Limitations of Liability. The Trustee shall have no responsibility or liability to:

     (a) Take any action with respect to the Property, other than as directed in paragraph 1 hereof and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence or willful misconduct;

     (b) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

     (c) Change the investment of any Property, other than in compliance with paragraph 1(c);

     (d) Refund any depreciation in principal of any Property;

     (e) Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

     (f) The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Trustee, in good faith, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

     (g) Verify the correctness of the information set forth in the Registration Statement or to confirm or assure that any acquisition made by the Company or any other action taken by it is as contemplated by the Registration Statement; and

     (h) Pay any taxes on behalf of the Trust Account (it being expressly understood that the Property shall not be used to pay any such taxes and that such taxes, if any, shall be paid by the Company from funds not held in the Trust Account).

4. Termination. This Agreement shall terminate as follows:

     (a) If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event that the Company does not locate a successor trustee within ninety days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever;

     (b) At such time that the Trustee has completed the liquidation of the Trust Account in accordance with the provisions of paragraph 1(i) hereof, and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Paragraph 2(b); or

     (c) On such date after February 14, 2007 when the Trustee deposits the Property with the United States District Court for the Southern District of New York in the event that, prior to such date, the Trustee has not received a Termination Letter from the Company pursuant to paragraph 1(i).

5. Miscellaneous.

     (a) The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. Upon receipt of written instructions, the Trustee will confirm such instructions with an Authorized Individual at an Authorized Telephone Number listed on the attached Exhibit C. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in its authorized personnel. In executing funds transfers, the Trustee will rely upon account numbers or other identifying numbers of a beneficiary, beneficiary's bank or intermediary bank, rather than names. The Trustee shall not be liable for any loss, liability or expense resulting from any error in an account number or other identifying number, provided it has accurately transmitted the numbers provided.

     (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. It may be executed in several counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

     (c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. This Agreement or any provision hereof may only be changed, amended or modified by a writing signed by each of the parties hereto; provided, however, that no such change, amendment or modification may be made without the prior written consent of the Representative. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury.

     (d) The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York for purposes of resolving any disputes hereunder.

     (e) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile transmission:

                  if to the Trustee, to:

                  Continental Stock Transfer & Trust Company
                  17 Battery Place, 8th Floor
                  New York, New York
                  Attn:  Steven G. Nelson, Chairman
                  Fax No: (212) 509-5150

                  if to the Company, to:

                  Coastal Bancshares Acquisition Corp.
                  9821 Katy Freeway, Suite 500
                  Houston, Texas 77024
                  Attn: Cary M. Grossman, Co-Chief Executive Officer Fax No.: (832) 550-2045
                  in either case with a copy to:

                  I-Bankers Securities Incorporated
                  1560 East Southlake Boulevard
                  Suite 232
                  Southlake, TX  76092
                  Attn: Michael McCrory
                  Fax:  (817) 428-2779

                  and

                  Newbridge Securities Corporation
                  1451 W. Cypress Creek Road
                  Ft. Lauderdale, Florida  33309-1953
                  Attn:  James Hosch
                  Fax:  (954) 229-9937


     (f) This Agreement may not be assigned by the Trustee without the prior consent of the Company.

     (g) Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

                           [Signature page to follow]

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.


                                          CONTINENTAL STOCK TRANSFER &
                                          TRUST COMPANY, as Trustee


                                          By:  /s/ Steven Nelson
                                               -----------------------------
                                          Name:    Steven Nelson
                                          Title:   President


                                          COASTAL BANCSHARES
                                          ACQUISITION CORP.


                                          By:   /s/ Cary M. Grossman
                                                ----------------------------
                                                    Cary M. Grossman
                                                    Co-Chief Executive Officer

                                    EXHIBIT A

                             [LETTERHEAD OF COMPANY]

                                  [INSERT DATE]

___________________________________
___________________________________
Attn:    __________________________
Re:      Trust Account No. [___________]
Termination Letter

Gentlemen:

     Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between Coastal Bancshares Acquisition Corp. ("Company") and Continental Stock Transfer & Trust Company ("Trustee"), dated as of _____________, 2005 ("Trust Agreement"), this is to advise you that the Company has entered into an agreement ("Business Agreement") with __________________ ("Target Business") to consummate a business combination with Target Business ("Business Combination") on or about [INSERT DATE]. The Company shall notify you at least 24 hours in advance of the actual date of the consummation of the Business Combination ("Consummation Date").

     In accordance with the terms of the Trust Agreement, we hereby authorize you to commence liquidation of the Trust Account to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date.

     On the Consummation Date (i) counsel for the Company shall deliver to you written notification that (a) the Business Combination has been consummated and
(b) the  provisions  of Section  11-51-302(6)  and Rule  51-3.4 of the  Colorado
Statute have been met and (ii) the Company shall deliver to you written instructions with respect to the transfer of the funds held in the Trust Account ("Instruction Letter"). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the counsel's letter and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and distributed after the Consummation Date to the Company. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

         In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then the funds held in the Trust Account shall be reinvested as provided in the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice.


                                      Very truly yours,

                                      COASTAL BANCSHARES
                                      ACQUISITION CORP.


                                      By: -----------------------------------
                                          Cary M. Grossman, Co-Chief
                                          Executive Officer


                                      By: -----------------------------------
                                          W. Donald Brunson, Co-Chief
                                          Executive Officer

                                    EXHIBIT B

                             [LETTERHEAD OF COMPANY]

                                  [INSERT DATE]

___________________________________
___________________________________
Attn:    __________________________
Re:      Trust Account No. [___________]
Termination Letter

Gentlemen:

     Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between Coastal Bancshares Acquisition Corp. ("Company") and Continental Stock Transfer & Trust Company ("Trustee"), dated as of _____________, 2005 ("Trust Agreement"), this is to advise you that the Board of Directors of the Company has voted to dissolve and liquidate the Company. Attached hereto is a copy of the minutes of the meeting of the Board of Directors of the Company relating thereto, certified by the Secretary of the Company as true and correct and in full force and effect.

     In accordance with the terms of the Trust Agreement, we hereby (a) certify to you that the provisions of Section 11-51-302(6) and Rule 51-3.4 of the Colorado Statute have been met and (b) authorize you, to commence liquidation of the Trust Account. You will notify the Company and JPMorgan Chase NY Bank ("Designated Paying Agent") in writing as to when all of the funds in the Trust Account will be available for immediate transfer ("Transfer Date"). The Designated Paying Agent shall thereafter notify you as to the account or accounts of the Designated Paying Agent that the funds in the Trust Account should be transferred to on the Transfer Date so that the Designated Paying Agent may commence distribution of such funds in accordance with the Company's instructions. You shall have no obligation to oversee the Designated Paying Agent's distribution of the funds. Upon the payment to the Designated Paying Agent of all the funds in the Trust Account, the Trust Agreement shall be terminated.

                                      Very truly yours,

                                      COASTAL BANCSHARES
                                      ACQUISITION CORP.


                                      By: -----------------------------------
                                          Cary M. Grossman, Co-Chief
                                          Executive Officer


                                      By: -----------------------------------
                                          W. Donald Brunson, Co-Chief
                                          Executive Officer

                                    EXHIBIT C

                            AUTHORIZED INDIVIDUAL(S)

                       AUTHORIZED FOR TELEPHONE CALL BACK

COMPANY:          Coastal Bancshares Acquisition Corp.
                  Coastal Bancshares Acquisition Corp.
                  9821 Katy Freeway, Suite 500
                  Houston, Texas 77024
                  Attn:    Cary M. Grossman, Chairman
                  Telephone:        (____)_______________
                  Attn:    W. Donald Brunson, Co-Chief Financial Officer
                  Telephone:        (____)________________

TRUSTEE:          Continental Stock Transfer & Trust Company
                  17 Battery Place, 8th Floor
                  New York, New York 10004
                  Attn: Steven G. Nelson, Chairman
                  Telephone: (212) 845-3200